EXHIBIT 99.2

QUARTERLY FINANCIAL SUPPLEMENT AND EARNINGS PRESS RELEASE

MARCH 31, 2014

KITE REALTY GROUP TRUST

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Officer
Adam Basch, Investor Relations

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600 • KITEREALTY.COM

QUARTERLY FINANCIAL SUPPLEMENT AND EARNINGS PRESS RELEASE – MARCH 31, 2014

PAGE NO.	TABLE OF CONTENTS
PR 1-10	Earnings Press Release

Quarterly Financial Supplement
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three Months Ended March 31
9	Funds from Operations and Other Financial Information for the Three Months Ended March 31
10	Market Capitalization/Debt to EBITDA
10	Ratio of Debt to Total Undepreciated Assets as of March 31
11	Same Property Net Operating Income for the Three Months Ended March 31
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of March 31
14	Schedule of Outstanding Debt as of March 31
16	Top 10 Retail Tenants by Gross Leasable Area
17	Top 25 Tenants by Annualized Base Rent
18	Lease Expirations – Operating Portfolio
19	Lease Expirations – Retail Anchor Tenants
20	Lease Expirations – Retail Shops
21	Lease Expirations – Commercial Tenants
22	Summary Retail Portfolio Statistics Including Joint Venture Properties
23	Summary Commercial Portfolio Statistics
24	Development Projects
25	Redevelopment Projects
26	Property Dispositions
27	Geographic Diversification – Operating Portfolio
28	Operating Retail Portfolio Summary Report
31	Operating Commercial Properties
32	Earnings Guidance

p. 2
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

PRESS RELEASE

Contact Information:	Investors/Media:
Kite Realty Group Trust	Kite Realty Group Trust
Dan Sink, Chief Financial Officer	Adam Basch, Investor Relations
(317) 577-5609	(317) 578-5161
dsink@kiterealty.com	abasch@kiterealty.com

Kite Realty Group Trust Reports
First Quarter 2014 Results

Indianapolis, Ind., May 1, 2014 – Kite Realty Group Trust (NYSE: KRG) (the “Company”) announced today operating results for the first quarter ended March 31, 2014.   Financial statements and exhibits attached to this release include results for the three months ended March 31, 2014 and 2013.

“Significant progress on investments in properties and robust operations resulted in another excellent quarter,” said John A. Kite, Chairman and CEO.  “Our portfolio fundamentals and operating results continue to be very strong.  We achieved strong same property net operating income growth of 4.7% driven by healthy occupancy gains, additional rent related to increased tenant sales, and positive re-leasing spreads.  We are also continuing to add value for our shareholders as we progress on redevelopments and developments such as the construction at Gainesville Plaza in Florida and Phase II of Holly Springs Town Center in North Carolina. Finally, we remain tremendously excited about our pending merger transaction with Inland Diversified Real Estate Trust, which once completed will more than double our size, increase our cash flow and strengthen our balance sheet. Overall, we are very pleased with our outstanding first quarter and start to 2014.”

Financial Results
•	As adjusted for $4.5 million of merger costs, Funds From Operations (FFO), was $17.5 million, or $0.13 per diluted common share, for the first quarter of 2014.

•	Net income was $2.2 million, or $0.02 per diluted common share, for the first quarter of 2014, compared to a net loss of $0.1 million, or $0.00 per diluted common share, in the first quarter of 2013.

•	Revenue from recurring property operations increased 55% in the first quarter of 2014 over the first quarter of 2013.

For the three months ended March 31, 2014, FFO was $12.4 million, or $0.09 per diluted common share for Kite Realty Group, L.P.’s real estate properties in which the Company owns an interest (which we refer to as the “Kite Portfolio”), compared to $10.6 million, or $0.14 per diluted common share, for the same period in the prior year.  As adjusted for costs associated with our pending merger with Inland Diversified Real Estate Trust, FFO for the three months ended March 31, 2014 was $17.5 million, or $0.13 per diluted common share for the Kite Portfolio, compared to $11.6 million, or $0.14 per diluted common share, for the same period in the prior year. Other property-related revenue was higher in the first quarter of 2013 by $2.8 million, or $0.03 per diluted common share, reflecting a gain on the sale of a single outparcel in that quarter.

p. PR-1
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

Net income attributable to common shareholders for the three months ended March 31, 2014 was $2.2 million compared to a net loss of $0.1 million for the same period in 2013.  Net income attributable to common shareholders during the three months ended March 31, 2014 included net gains on the sales of three operating properties totaling $6.7 million, partially offset by merger-related costs of $4.5 million.

Revenue from property operations increased 55% year over year as the Company continues to deliver its development and redevelopment properties into operations.  Also, the first quarter of 2014 reflected the full effect of the nine-property portfolio acquisition that was completed in November 2013.

Portfolio Operations
•	Same property net operating income increased 4.7% in the first quarter of 2014 over the same period in the prior year.

•	The total portfolio was 95.3% leased at the end of the first quarter of 2014.

•	The Company executed 44 new and renewal leases for 259,600 square feet during the first quarter of 2014 for an aggregate cash rent spread of 27.2%.

•	The Company opened five new anchor tenants totaling 239,000 square feet of total GLA in the first quarter of 2014.

As of March 31, 2014, the Company owned interests in 64 operating properties totaling approximately 11.3 million square feet.  The owned GLA in the Company’s retail operating portfolio was 95.3% leased as of March 31, 2014, compared to 94.5% leased as of March 31, 2013.  The owned net rentable area of the Company’s two commercial properties was 95.2% leased as of March 31, 2014 compared to 94.0% leased as of March 31, 2013.

Same property net operating income, which includes 50 operating properties, increased 4.7% in the first quarter of 2014 compared to the same period in the prior year. The increase was due to occupancy gains, additional rent related to strong tenant sales, and positive re-leasing spreads. The leased percentage of these properties increased to 96.4% at March 31, 2014 from 95.1% at March 31, 2013.

The Company executed 44 new and renewal leases during the first quarter of 2014 totaling 259,600 square feet.  The Company generated positive cash leasing spreads in the quarter with new leases up 51.1% and renewals up 3.2% for a blended spread of 27.2%. The new leasing spreads are primarily driven by the re-tenanting of the former Wal-Mart at our Gainesville, Florida redevelopment property.

As previously announced, the Company opened five new anchor tenants totaling 239,000 square feet of GLA in the first quarter of 2014. The new anchor tenants are Sprouts Farmers Market at Sunland Town Center in El Paso, Texas; Walgreens at Rangeline Crossing in Indianapolis, Indiana; LA Fitness at Bolton Plaza in Jacksonville, Florida; Fresh Market at Lithia Crossing in Tampa, Florida; and a non-owned Target at Parkside Town Commons in Raleigh, North Carolina.

p. PR-2
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

Investments in Properties for the First Quarter

•	Substantially completed the development of Delray Marketplace, a retail property in Delray Beach, Florida that was 87% leased at quarter-end, and transitioned the property to the operating portfolio.

•	Signed two new anchor leases with DSW and Bed Bath and Beyond at Holly Springs Town Center Phase II in Raleigh, North Carolina.

•	Signed two new anchor leases with Ross Dress for Less and Burlington Coat Factory at Gainesville Plaza, a redevelopment project located in Gainesville, Florida.

•
As previously announced, completed the sales of 50th and 12th, a 14,500 square feet single-tenant Walgreens in Seattle, Washington; Red Bank Commons, a 34,300 square feet non-anchored center in Evansville, Indiana; and Ridge Plaza, a 115,100 square feet A&P Grocery-anchored center in Oak Ridge, New Jersey, for aggregate gross proceeds of $35.2 million.

Development

Delray Marketplace in Delray Beach, Florida was transitioned to the Company’s operating portfolio during the first quarter of 2014.  The project was 87% leased as of March 31, 2014 and is anchored by Publix, Frank Theatres, Burt & Max’s Grille, Charming Charlie, Chico’s, White House | Black Market, Ann Taylor Loft, and Jos. A. Bank.

As of March 31, 2014, the Company owned interests in two development projects under construction, Phase II of Holly Springs Towne Center and Parkside Town Commons, both near Raleigh, North Carolina.  Phase II of Holly Springs Towne Center is anchored by Target, Frank Theatres, Bed Bath & Beyond and DSW while Parkside Town Commons is anchored by Target, Frank Theatres, Harris Teeter, Golf Galaxy and Field & Stream. The total estimated cost of these projects is approximately $153.3 million, of which approximately $85.1 million had been incurred as of March 31, 2014, and they were in the aggregate 73% pre-leased or committed as of March 31, 2014.

Redevelopment

The Company owned three redevelopment properties under construction that were in the aggregate 87.4% pre-leased or committed as of March 31, 2014.  LA Fitness opened at Bolton Plaza in Jacksonville, Florida in the first quarter of 2014 and anchors the center along with Academy Sports and Outdoors.  The Company continues the redevelopment of King’s Lake Square in Naples, Florida, with work completed on a new and upgraded Publix grocery store.  The new Publix store opened in April 2014.  Gainesville Plaza in Gainesville, Florida will be anchored by Burlington Coat Factory and Ross Dress for Less.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

Dispositions

During the first quarter, the Company recycled capital through the sale of three operating properties: 50th and 12th, a 14,500 square feet single-tenant Walgreens in Seattle, Washington, for gross proceeds of $8.6 million; Red Bank Commons, a 34,300 square feet non-anchored center in Evansville, Indiana, for gross proceeds of $5.3 million; and Ridge Plaza located in Oak Ridge, New Jersey for gross proceeds of $21.3 million. This 115,100 square feet center was 90% leased at time of sale and was anchored by A&P Grocery.

Distributions

•	Increased the quarterly common share dividend by 8.3%.

On March 20, 2014, the Board of Trustees declared a quarterly common share distribution of $0.065 per common share, which represented an increase of 8.3% for the quarter ended March 31, 2014 payable to shareholders of record as of April 7, 2014.  This distribution was paid on April 14, 2014.

On February 7, 2014, the Board of Trustees declared a quarterly preferred share cash distribution of $0.515625 per preferred share covering the distribution period from December 2, 2013 to March 1, 2014 payable to shareholders of record as of February 21, 2014.  This distribution was paid on March 1, 2014.

Merger Update

On February 9, 2014, the Company entered into a definitive merger agreement with Inland Diversified pursuant to which Inland Diversified will merge with and into a subsidiary of the Company, and each outstanding share of Inland Diversified common stock will be converted into a right to receive between 1.707 and 1.650 common shares of the Company.  The merger is subject to customary closing conditions, including approval of shareholders of both companies at meetings which currently are scheduled to occur on June 24, 2014.  The Company currently expects that the transaction will close early in the third quarter of 2014.

2014 Earnings Guidance

•	Increased Same Property Net Operating Income growth guidance for 2014 to 3.5% – 4.0%.

The Company reaffirms its as adjusted FFO guidance for the year ending December 31, 2014 to be within a range of $0.48 to $0.52 per diluted common share and net income to be within a range of $0.00 to $0.04 per diluted common share.  The Company has also increased its guidance for 2014 same property net operating income to an increase of 3.5% - 4.0% over the prior year, a change from a 3.0% - 4.0% increase set forth in its initial earnings guidance. Guidance assumptions exclude the effects of the pending merger with Inland Diversified and merger-related costs.

p. PR-4
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

Guidance Range for 2014	Low	High
Net income per diluted common share	$0.00	$0.04
Depreciation and amortization	0.48	0.48
FFO per diluted common share, as adjusted	$0.48	$0.52

Non-GAAP Financial Measures
Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO and FFO, as adjusted, are helpful to investors when measuring operating performance because they exclude various items included in net income or loss that do not relate to or are not indicative of operating performance, such as gains or losses from sales and impairments of operating properties, and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for first quarter 2014 costs associated with our pending merger with Inland Diversified and the first quarter 2013 write-off of deferred loan costs.  We believe this supplemental information provides a more meaningful measure of our operating performance.  The Company believes presenting FFO and adjusted FFO in this manner allows investors and other interested parties to form a more meaningful assessment of the Company’s operating results.  Reconciliations of net income to FFO and adjusted FFO are included in the attached table.

Earnings Conference Call

The Company will conduct a conference call to discuss its financial results on Friday, May 2nd at 1:00 p.m. eastern time.  A live webcast of the conference call will be available online on the Company’s corporate website at www.kiterealty.com.  The dial-in numbers are (877) 703-6103 for domestic callers and (857) 244-7302 for international callers (passcode 80512645).  In addition, a telephonic replay of the call will be available until August 2, 2014. The replay dial-in telephone numbers are (888) 286-8010 for domestic callers and (617) 801-6888 for international callers (passcode 86084460).

About Kite Realty Group Trust

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust engaged in the ownership, operation, management, leasing, acquisition, construction, redevelopment and development of neighborhood and community shopping centers in selected markets in the United States.  At March 31, 2014, the Company owned interests in a portfolio of 68 operating and redevelopment properties totaling approximately 11.8 million square feet and two properties currently under development totaling 0.7 million square feet.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

Safe Harbor

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy, financing risks, including the availability of and costs associated with sources of liquidity, the Company’s ability to refinance, or extend the maturity dates of, its indebtedness, the level and volatility of interest rates, the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies, the competitive environment in which the Company operates, acquisition, disposition, development and joint venture risks (including the pending merger transaction with Inland Diversified Real Estate Trust, Inc., and the Company’s ability to successfully integrate the operations of the acquired properties), property ownership and management risks, the Company’s ability to maintain its status as a real estate investment trust for federal income tax purposes, potential environmental and other liabilities, impairment in the value of real estate property the Company owns, risks related to the geographical concentration of our properties in Indiana, Florida and Texas, the dilutive effects of future offerings of issuing additional securities, and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

p. PR-6
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

Kite Realty Group Trust
Consolidated Balance Sheets
(Unaudited)

	March 31, 2014	December 31, 2013
Assets:
Investment properties, at cost:
Land	$328,137,169	$333,458,070
Land held for development	55,943,799	56,078,488
Buildings and improvements	1,355,317,562	1,351,641,925
Furniture, equipment and other	6,531,034	4,970,310
Construction in progress	117,578,997	130,909,478
	1,863,508,561	1,877,058,271
Less: accumulated depreciation	(238,659,193)	(232,580,267)
	1,624,849,368	1,644,478,004
Cash and cash equivalents	31,876,229	18,134,320
Tenant receivables, including accrued straight-line rent of $15,117,510 and $14,490,070, respectively, net of allowance for uncollectible accounts	26,756,364	24,767,556
Other receivables	3,431,482	4,566,679
Escrow deposits	11,186,176	11,046,133
Deferred costs, net	54,975,834	56,387,586
Prepaid and other assets	6,815,015	4,546,752
Total Assets	$1,759,890,468	$1,763,927,030

Liabilities and Equity:
Mortgage and other indebtedness	$871,333,889	$857,144,074
Accounts payable and accrued expenses	52,838,493	61,437,187
Deferred revenue and other liabilities	41,934,485	44,313,402
Total Liabilities	966,106,867	962,894,663

Commitments and contingencies

Redeemable noncontrolling interests in the Operating Partnership	39,851,299	43,927,540

Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 4,100,000 shares issued and outstanding.	102,500,000	102,500,000
Common Shares, $.01 par value, 200,000,000 shares authorized 131,527,053 shares and 130,826,217 shares issued and outstanding, respectively	1,315,270	1,308,262
Additional paid in capital	825,336,567	821,526,172
Accumulated other comprehensive income	686,344	1,352,850
Accumulated deficit	(179,461,343)	(173,130,113)
Total Kite Realty Group Trust Shareholders’ Equity	750,376,838	753,557,171
Noncontrolling Interests	3,555,464	3,547,656
Total Equity	753,932,302	757,104,827
Total Liabilities and Equity	$1,759,890,468	$1,763,927,030

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

Kite Realty Group Trust
Consolidated Statements of Operations
For the Three Months Ended March 31, 2014 and 2013
(Unaudited)

	Three Months Ended March 31,
	2014	2013
Revenue:
Minimum rent	$31,260,036	$20,480,206
Tenant reimbursements	9,162,860	5,555,747
Other property related revenue	2,237,015	5,005,038
Total revenue	42,659,911	31,040,991
Expenses:
Property operating	7,315,255	5,100,838
Real estate taxes	5,113,023	3,510,960
General, administrative and other	3,106,102	2,139,949
Merger and acquisition costs	4,480,389	176,899
Depreciation and amortization	17,439,606	11,384,964
Total expenses	37,454,375	22,313,610
Operating income	5,205,536	8,727,381
Interest expense	(7,382,845)	(6,328,108)
Income tax benefit of taxable REIT subsidiary	53,146	28,952
Other (expense) income	(92,944)	46,909
(Loss) income from continuing operations	(2,217,107)	2,475,134
Discontinued operations:*
Loss from operations	—	(418,366)

Loss from discontinued operations	—	(418,366)
Income before gain on sale of operating properties	(2,217,107)	2,056,768
Gain on sale of operating properties	6,688,110	—
Consolidated net income	4,471,003	2,056,768
Net income attributable to noncontrolling interests	(138,912)	(24,854)
Net income attributable to Kite Realty Group Trust	4,332,091	2,031,914
Dividends on preferred shares	(2,114,063)	(2,114,063)
Net income (loss) attributable to common shareholders	$2,218,028	$(82,149)

Net income (loss) per common share attributable to Kite Realty Group Trust common shareholders – basic and diluted
Income from continuing operations attributable to common shareholders	$0.02	$0.00
Loss from discontinued operations attributable to common shareholders	—	(0.00)
Net income (loss) attributable to common shareholders	$0.02	$(0.00)

Weighted average common shares outstanding – basic	131,023,592	77,832,499
Weighted average common shares outstanding – diluted	131,226,326	77,832,499
Dividends declared per common share	$0.065	$0.060

Income (loss) attributable to Kite Realty Group Trust common shareholders:
Income from continuing operations	$2,218,028	$303,042
Loss from discontinued operations	—	(385,191)
Net income (loss) attributable to Kite Realty Group Trust common shareholders	$2,218,028	$(82,149)

*
Note:  The Financial Accounting Standards Board (“FASB”) has issued ASU 2014-08 regarding the criteria for reporting discontinued operations. The Company has elected to early adopt this standard. Therefore, beginning in the first quarter of 2014, activity related to individual properties sold or held for sale will no longer be included as discontinued operations on the consolidated statements of operations unless such activity represents a strategic shift that has or will have a major effect on the Company’s operations and financial results.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

Kite Realty Group Trust
Funds From Operations
For the Three Months Ended March 31, 2014 and 2013
(Unaudited)

	Three Months Ended March 31,
	2014	2013
Consolidated net income	$4,471,003	$2,056,768
Less dividends on preferred shares	(2,114,063)	(2,114,063)
Less net income attributable to noncontrolling interests in properties	(26,633)	(31,977)
Less gain on sale of operating properties	(6,688,110)	—
Add depreciation and amortization, net of noncontrolling interests	17,342,631	11,561,282
Funds From Operations of the Kite Portfolio1	12,984,828	11,472,010
Less redeemable noncontrolling interests in Funds From Operations	(624,852)	(910,025)
Funds From Operations allocable to the Company1	$12,359,976	$10,561,985

Basic and Diluted FFO per share of the Kite Portfolio	$0.09	$0.14

Funds From Operations of the Kite Portfolio	$12,984,828	$11,472,010
Add back: merger and acquisition costs	4,480,389	—
Add back: accelerated amortization of deferred financing fees	—	171,572
Funds From Operations of the Kite Portfolio, as adjusted	$17,465,217	$11,643,582
Basic and Diluted FFO per share of the Kite Portfolio, as adjusted	$0.13	$0.14

Basic weighted average Common Shares outstanding	131,023,592	77,832,499
Diluted weighted average Common Shares outstanding	131,226,326	78,208,159
Basic weighted average Common Shares and Units outstanding	137,666,409	84,570,950
Diluted weighted average Common Shares and Units outstanding	137,869,144	84,946,610

____________________
1
“Funds From Operations of the Operating Partnership” measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

Kite Realty Group Trust
Same Property Net Operating Income
For the Three Months Ended March 31, 2014 and 2013
(Unaudited)

	Three Months Ended March 31,
	2014	2013	% Change
Number of properties at period end1	50	50

Leased percentage at period end	96.4%	95.1%
Occupied Percentage at period end	92.9%	91.6%
Minimum rent	$18,772,884	$17,982,145
Tenant recoveries	6,180,033	5,630,192
Other income	776,698	683,679
	25,729,615	24,296,016

Property operating expenses	5,850,808	5,324,738
Real estate taxes	3,562,355	3,386,613
	9,413,163	8,711,351
Net operating income – same properties (50 properties)2	16,316,452	15,584,665	4.7%

Reconciliation to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$16,316,452	$15,584,665
Net operating income - non-same activity	13,915,181	6,958,475
Other income (expense), net	(39,798)	(38,086)
General and administrative expense	(3,106,102)	(2,139,949)
Merger and acquisition costs	(4,480,389)	(176,899)
Depreciation expense	(17,439,606)	(11,384,964)
Interest expense	(7,382,845)	(6,328,108)
Discontinued operations	-	(418,366)
Gain on sales of operating properties	6,688,110	-
Net income attributable to noncontrolling interests	(138,912)	(24,854)
Dividends on preferred shares	(2,114,063)	(2,114,063)
Net income (loss) attributable to common shareholders	$2,218,028	$(82,149)

____________________
1	Same Property analysis excludes operating properties in redevelopment.

2
Excludes net gains from outlot sales, straight-line rent revenue, bad debt expense, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

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                                            Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of March 31, 2014, we owned interests in 68 properties totaling approximately 11.8 million square feet and an additional 0.7 million square feet in two development projects currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of acquisitions and redevelopments. New investments are focused in the shopping center sector in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of March 31, 2014

	# of Properties	Total GLA /NRA	Owned GLA /NRA

Operating Properties	64	11,295,013	8,483,449

Redevelopment Properties:
- Under Construction	3	408,455	406,483
- Pending Construction	1	134,867	134,867
Subtotal Redevelopment Properties	4	543,322	541,350
Total Operating and Redevelopment Properties	68	11,838,335	9,024,799

Development Projects:
- Under Construction	2	729,576	508,153
Total All Properties	70	12,567,911	9,532,952

	Retail	Commercial	Total

Operating Properties – Leased Percentage	95.3%	95.2%	95.3%

States			12

Stock Listing: New York Stock Exchange symbol: KRG

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	Bank of America/Merrill Lynch	Janney Capital Market
Kite Realty Group Trust	Mr. Jeffrey Spector/Mr. Craig Schmidt	Mr. Michael Gorman/Mr. Timothy Feron
30 South Meridian Street, Suite 1100	(646) 855-1363/(646) 855-3640	(215) 665-6224/(215) 665-4493
Indianapolis, IN 46204	jeff.spector@baml.com	mgorman@janney.com
(317) 577-5609	craig.schmidt@baml.com	tferon@janney.com
dsink@kiterealty.com
	BMO Capital Markets	KeyBanc Capital Markets
Adam Basch, Investor Relations	Mr. Paul E. Adornato	Mr. Jordan Sadler/Mr. Todd Thomas
Kite Realty Group Trust	(212) 885-4170	(917) 368-2280/(917) 368-2286
30 South Meridian Street, Suite 1100	paul.adornato@bmo.com	tthomas@keybanccm.com
Indianapolis, IN 46204		jsadler@keybanccm.com
(317) 578-5161	Capital One Securities, Inc.
abasch@kiterealty.com	Mr. Christopher Lucas/Mr. Vineet Khanna	Raymond James
	(571) 633-8151/(571) 835-7013	Mr. Paul Puryear/Mr. R. J. Milligan
Transfer Agent:	christopher.lucas@capitalone.com	(727) 567-2253/(727) 567-2660
	vineet.khanna@capitalone.com	paul.puryear@raymondjames.com
Broadridge		richard.milligan@raymondjames.com
Ms. Rosanna Garofalo	Citigroup Global Markets
51 Mercedes Way	Mr. Michael Bilerman/Ms. Christy McElroy	Stifel, Nicolaus & Company, Inc.
Edgewood, NY 11717	(212) 816-1383/(212) 816-6981	Mr. Nathan Isbee
(631) 392-5810	michael.bilerman@citigroup.com	(443) 224-1346
	Christy.mcelroy@citigroup.com	nisbee@stifel.com
Stock Specialist:
	Evercore Partners	Wells Fargo Securities, LLC
Barclays Capital	Mr. Benjamin Yang, CFA/ Ms. Catherine Klinchuch	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
45 Broadway	(415) 229-8070/(212) 497-0897	(617) 603-4262/(443) 263-6568
20th Floor	ben.yang@evercore.com	jeff.donnelly@wellsfargo.com
New York, NY 10006	catherine.klinchuch@evercore.com	Tamara.fique@wellsfargo.com
(646) 333-7000
Hilliard Lyons
Ms. Carol L. Kemple
(502) 588-1839
ckemple@hilliard.com

p. 4
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 to be filed on or about May 9, 2014, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy;
•	financing risks, including the availability of and costs associated with sources of liquidity;
•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;
•	the level and volatility of interest rates;
•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;
•	potential environmental and other liabilities;
•	impairment in the value of real estate property the Company owns;
•	risks related to the geographical concentration of our properties in Indiana, Florida, Texas and North Carolina;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for the write-off of deferred financing costs in the first quarter of 2013 and costs incurred in the first quarter of 2014  related to the pending merger with Inland Diversified.  We believe this supplemental information provides a meaningful measure of our operating performance.  We believe our presentation of adjusted FFO provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies.  FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

p. 5
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

CORPORATE STRUCTURE CHART - MARCH 31, 2014

p. 6
 Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 31, 2014	December 31, 2013
Assets:
Investment properties, at cost:
Land	$328,137,169	$333,458,070
Land held for development	55,943,799	56,078,488
Buildings and improvements	1,355,317,562	1,351,641,925
Furniture, equipment and other	6,531,034	4,970,310
Construction in progress	117,578,997	130,909,478
	1,863,508,561	1,877,058,271
Less: accumulated depreciation	(238,659,193)	(232,580,267)
	1,624,849,368	1,644,478,004
Cash and cash equivalents	31,876,229	18,134,320
Tenant receivables, including accrued straight-line rent of $15,117,510 and $14,490,070, respectively, net of allowance for uncollectible accounts	26,756,364	24,767,556
Other receivables	3,431,482	4,566,679
Escrow deposits	11,186,176	11,046,133
Deferred costs, net	54,975,834	56,387,586
Prepaid and other assets	6,815,015	4,546,752
Total Assets	$1,759,890,468	$1,763,927,030

Liabilities and Equity:
Mortgage and other indebtedness	$871,333,889	$857,144,074
Accounts payable and accrued expenses	52,838,493	61,437,187
Deferred revenue and other liabilities	41,934,485	44,313,402
Total Liabilities	966,106,867	962,894,663

Commitments and contingencies

Redeemable noncontrolling interests in the Operating Partnership	39,851,299	43,927,540

Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 4,100,000 shares issued and outstanding.	102,500,000	102,500,000
Common Shares, $.01 par value, 200,000,000 shares authorized 131,527,053 shares and 130,826,217 shares issued and outstanding, respectively	1,315,270	1,308,262
Additional paid in capital	825,336,567	821,526,172
Accumulated other comprehensive income	686,344	1,352,850
Accumulated deficit	(179,461,343)	(173,130,113)
Total Kite Realty Group Trust Shareholders’ Equity	750,376,838	753,557,171
Noncontrolling Interests	3,555,464	3,547,656
Total Equity	753,932,302	757,104,827
Total Liabilities and Equity	$1,759,890,468	$1,763,927,030

p. 7
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE MONTHS (UNAUDITED)

	Three Months Ended March 31,
	2014	2013
Revenue:
Minimum rent	$31,260,036	$20,480,206
Tenant reimbursements	9,162,860	5,555,747
Other property related revenue	2,237,015	5,005,038
Total revenue	42,659,911	31,040,991
Expenses:
Property operating	7,315,255	5,100,838
Real estate taxes	5,113,023	3,510,960
General, administrative and other	3,106,102	2,139,949
Merger and acquisition costs	4,480,389	176,899
Depreciation and amortization	17,439,606	11,384,964
Total expenses	37,454,375	22,313,610
Operating income	5,205,536	8,727,381
Interest expense	(7,382,845)	(6,328,108)
Income tax benefit of taxable REIT subsidiary	53,146	28,952
Other (expense) income	(92,944)	46,909
(Loss) income from continuing operations	(2,217,107)	2,475,134
Discontinued operations:*
Loss from operations	—	(418,366)

Loss from discontinued operations	—	(418,366)
Income before gain on sale of operating properties	(2,217,107)	2,056,768
Gain on sale of operating properties	6,688,110	—
Consolidated net income	4,471,003	2,056,768
Net income attributable to noncontrolling interests	(138,912)	(24,854)
Net income attributable to Kite Realty Group Trust	4,332,091	2,031,914
Dividends on preferred shares	(2,114,063)	(2,114,063)
Net income (loss) attributable to common shareholders	$2,218,028	$(82,149)

Net income (loss) per common share attributable to Kite Realty Group Trust common shareholders – basic and diluted
Income from continuing operations attributable to common shareholders	$0.02	$0.00
Loss from discontinued operations attributable to common shareholders	—	(0.00)
Net income (loss) attributable to common shareholders	$0.02	$(0.00)

Weighted average common shares outstanding – basic	131,023,592	77,832,499
Weighted average common shares outstanding – diluted	131,226,326	77,832,499
Dividends declared per common share	$0.065	$0.060

Income (loss) attributable to Kite Realty Group Trust common shareholders:
Income from continuing operations	$2,218,028	$303,042
Loss from discontinued operations	—	(385,191)
Net income (loss) attributable to Kite Realty Group Trust common shareholders	$2,218,028	$(82,149)

*
Note:  The Financial Accounting Standards Board (“FASB”) has issued ASU 2014-08 regarding the criteria for reporting discontinued operations. The Company has elected to early adopt this standard. Therefore, beginning in the first quarter of 2014, activity related to individual properties sold or held for sale will no longer be included as discontinued operations on the consolidated statements of operations unless such activity represents a strategic shift that has or will have a major effect on the Company’s operations and financial results.

p.  8
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – THREE MONTHS

	Three Months Ended March 31,
	2014	2013
Consolidated net income	$4,471,003	$2,056,768
Less dividends on preferred shares	(2,114,063)	(2,114,063)
Less net income attributable to noncontrolling interests in properties	(26,633)	(31,977)
Less gain on sale of operating properties	(6,688,110)	—
Add depreciation and amortization, net of noncontrolling interests	17,342,631	11,561,282
Funds From Operations of the Kite Portfolio1	12,984,828	11,472,010
Less redeemable noncontrolling interests in Funds From Operations	(624,852)	(910,025)
Funds From Operations allocable to the Company1	$12,359,976	$10,561,985

Basic and Diluted FFO per share of the Kite Portfolio	$0.09	$0.14

Funds From Operations of the Kite Portfolio	$12,984,828	$11,472,010
Add back: merger and acquisition costs	4,480,389	—
Add back: accelerated amortization of deferred financing fees	—	171,572
Funds From Operations of the Kite Portfolio, as adjusted	$17,465,217	$11,643,582
Basic and Diluted FFO per share of the Kite Portfolio, as adjusted	$0.13	$0.14

Basic weighted average Common Shares outstanding	131,023,592	77,832,499
Diluted weighted average Common Shares outstanding	131,226,326	78,208,159
Basic weighted average Common Shares and Units outstanding	137,666,409	84,570,950
Diluted weighted average Common Shares and Units outstanding	137,869,144	84,946,610

Other Financial Information:
Capital expenditures2
Tenant improvements – Retail	$2,019,707	$2,564,968
Tenant improvements – Commercial	191,001	1,705,691
Leasing commissions – Retail	207,725	214,527
Leasing commissions – Commercial	29,438	—
Capital improvements3	409,119	169,366
Scheduled debt principal payments	1,543,413	1,728,309
Straight line rent – total	1,045,175	608,994
- term of lease	494,197
- pre-cash rent period – operating properties	168,751
- pre-cash rent period – development properties	382,227
Market rent amortization income from acquired leases	1,006,359	602,998
Market debt adjustment	2,021	46,628
Non-cash compensation expense	465,867	325,912
Capitalized interest	1,395,334	1,778,693
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	31,701,855	10,307,805
Acreage of undeveloped, vacant land in the operating portfolio4	32.7
Mid-quarter rent commencement not recognized in income statement (annualized) 5	$140,462

____________________
1
“Funds From Operations of the Kite Portfolio measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Excludes landlord work, tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
4	Not reflected in construction in progress and land held for development on the consolidated balance sheet (book value $7.0 million at March 31, 2014).
5	Reflects impact for full quarter for operating property tenants commencing cash rent in the quarter offset by terminated tenants.

p. 9
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

MARKET CAPITALIZATION AS OF MARCH 31, 2014

		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization
Equity Capitalization:
Total Common Shares Outstanding	95.2%	131,527,053

Operating Partnership ("OP") Units Outstanding	4.8%	6,638,784

Combined Common Shares and OP Units	100.0%	138,165,837

Market Price of Common Shares		$6.00

Series A Preferred Shares ($25.64/share)		105,124,000

Total Equity Capitalization		934,119,022	53%

Debt Capitalization:
Company Consolidated Outstanding Debt		871,333,889

Less: Partner Share of Consolidated Joint Venture Debt2		(11,022,727)

Company Share of Outstanding Debt		860,311,162

Less: Cash and Cash Equivalents		(31,876,229)

Total Net Debt Capitalization		828,434,933	47%

Total Enterprise Value		$1,762,553,955	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF MARCH 31, 2014
Consolidated Undepreciated Real Estate Assets		$1,863,508,561
Escrow and Other Deposits		11,186,176
		$1,874,694,737

Total Consolidated Debt		$871,333,889
Less: Cash		(31,876,229)
		$839,457,660

Ratio of Net Debt to Total Undepreciated Real Estate Assets		44.8%

RATIO OF COMPANY SHARE OF DEBT TO EBITDA AS OF MARCH 31, 2014

Company share of consolidated debt		$860,311,162
Less: Cash		(31,876,229)
Less: Construction borrowings for developments under construction3		(41,141,261)
		787,293,672
Q1 2014 EBITDA, annualized:
- consolidated	$90,580,568
- pro forma adjustment1	17,269,726
- minority interest EBITDA	(132,832)	107,717,462
		7.31x

1
Represents full year effect of adjustments for seasonality of percentage rent, annualization of mid-first quarter rent commencement, and normalizing other property related revenue (including lease termination fees and gains on land sales) and merger and acquisition costs.

2			Includes partners’ share of Fishers Station, Beacon Hill and Bayport Commons.
3			Includes construction-related debt with no current NOI in the operating statements.

p. 10
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended March 31,
	2014	2013	% Change
Number of properties at period end1	50	50

Leased percentage at period end	96.4%	95.1%
Occupied Percentage at period end	92.9%	91.6%
Minimum rent	$18,772,884	$17,982,145
Tenant recoveries	6,180,033	5,630,192
Other income	776,698	683,679
	25,729,615	24,296,016

Property operating expenses	5,850,808	5,324,738
Real estate taxes	3,562,355	3,386,613
	9,413,163	8,711,351
Net operating income – same properties (50 properties)2	16,316,452	15,584,665	4.7%

Reconciliation to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$16,316,452	$15,584,665
Net operating income - non-same activity	13,915,181	6,958,475
Other income (expense), net	(39,798)	(38,086)
General and administrative expense	(3,106,102)	(2,139,949)
Merger and acquisition costs	(4,480,389)	(176,899)
Depreciation expense	(17,439,606)	(11,384,964)
Interest expense	(7,382,845)	(6,328,108)
Discontinued operations	-	(418,366)
Gain on sales of operating properties	6,688,110	-
Net income attributable to noncontrolling interests	(138,912)	(24,854)
Dividends on preferred shares	(2,114,063)	(2,114,063)
Net income (loss) attributable to common shareholders	$2,218,028	$(82,149)

____________________
1	Same Property analysis excludes operating properties in redevelopment.

2
Excludes net gains from outlot sales, straight-line rent revenue, bad debt expense, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p. 11
  Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Revenue:
Minimum rent	$31,260,036	$26,778,302	$23,726,468	$22,652,292	$20,480,206
Tenant reimbursements	9,162,860	7,071,611	6,257,937	5,537,062	5,555,747
Other property related revenue1	1,305,164	1,380,844	1,910,420	1,291,847	4,356,161
Overage rent	458,038	184,824	119,975	32,793	213,804
Parking revenue, net2	26,130	121,028	86,676	47,589	23,181
	42,212,228	35,536,609	32,101,476	29,561,583	30,629,099
Expenses:
Property operating – Recoverable3	6,399,906	4,831,008	4,506,739	4,099,564	4,203,384
Property operating – Non-Recoverable3	683,261	1,105,602	721,809	741,143	676,583
Real estate taxes	4,897,428	4,346,503	3,492,909	3,287,436	3,319,938
	11,980,595	10,283,113	8,721,457	8,128,143	8,199,905
Net Operating Income – Properties	30,231,633	25,253,496	23,380,019	21,433,440	22,429,194

Other Expense:
General, administrative, and other	(3,106,102)	(2,141,729)	(2,114,828)	(1,814,287)	(2,139,949)
Acquisition costs	(4,480,389)	(1,647,740)	(153,314)	(236,613)	(176,899)
	(7,586,491)	(3,789,469)	(2,268,142)	(2,050,900)	(2,316,848)
Earnings Before Interest, Taxes, Depreciation and Amortization	22,645,142	21,464,027	21,111,877	19,382,540	20,112,346

Depreciation and amortization	(17,439,606)	(13,913,089)	(15,373,538)	(13,807,433)	(11,384,964)
Interest expense	(7,382,845)	(7,181,116)	(7,541,534)	(6,942,818)	(6,328,108)
Income tax benefit (expense) of taxable REIT subsidiary	53,146	(155,927)	(30,596)	(104,833)	28,952
Other (expense) income	(92,944)	(23,231)	(47,013)	(39,045)	46,908
(Loss) income from continuing operations	(2,217,107)	190,664	(1,880,804)	(1,511,589)	2,475,134

Discontinued operations:
Operating income (loss) from discontinued operations, excluding impairment charge	—	230,048	1,393,465	(370,796)	(418,367)
Impairment charge	—	—	—	(5,371,428)	—
Gain on debt extinguishment	—	—	1,241,724	—	—
Gain on sale of operating properties, net of tax expense	—	—	486,692	—	—
Income (loss) from discontinued operations	—	230,048	3,121,881	(5,742,224)	(418,367)
Income before gain on sale of operating properties	(2,217,107)	420,712	1,241,077	(7,253,813)	2,056,767
Gain on sale of operating properties	6,688,110	—	—	—	—
Net income (loss)	4,471,003	420,712	1,241,077	(7,253,813)	2,056,767
Net (income) loss attributable to noncontrolling interest	(138,912)	34,193	15,173	661,009	(24,854)
Net income (loss) attributable to Kite Realty Group Trust	4,332,091	454,905	1,256,250	(6,592,804)	2,031,913
Dividends on preferred shares	(2,114,063)	(2,114,063)	(2,114,063)	(2,114,063)	(2,114,063)
Net income (loss) attributable to common shareholders	$2,218,029	$(1,659,158)	$(857,813)	$(8,706,867)	$(82,150)

NOI/Revenue	71.6%	71.1%	72.8%	72.5%	73.2%
Recovery Ratio4
– Retail Only	85.7%	85.9%	85.4%	83.4%	79.9%
– Total Portfolio	81.1%	77.1%	78.2%	75.0%	73.8%

____________________
1
Other property related revenue for the three months ended March 31, 2014 includes lease settlement fees of $1.0 million, and a pre-tax gain of $0.2 million from the sale of residential units at Eddy Street Commons.

2	Parking revenue, net, represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage.
3
Recoverable expenses include total management fee expense (or G&A expense of $0.6 million) allocable to the property operations in the three months ended March 31, 2014, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt, ground rent, and legal expenses.

4	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 12
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

SUMMARY OF OUTSTANDING DEBT AS OF MARCH 31, 2014

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate1	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$271,241,626	31%	5.76%	4.2
Variable Rate Debt (Hedged)	326,702,615	37%	3.28%	3.9
Total Fixed Rate Debt	597,944,241	68%	4.40%	4.0
Variable Rate Debt:
Construction Loans	164,158,128	19%	2.33%	1.3
Other Variable	60,871,468	7%	2.38%	4.4
Corporate Unsecured	375,000,000	43%	2.01%	4.5
Variable Rate Debt (Hedged)	-326,702,615	-37%	-2.14%	-3.9
Total Variable Rate Debt	273,326,981	32%	2.14%	3.3
Net Premiums	62,667	N/A	N/A	N/A
Total	$871,333,889	100%	3.69%	3.8

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt			Construction Loans	Total Outstanding Debt
	Scheduled Principal Payments	Term Maturities	Corporate Debt2
2014	4,558,567	-	-	77,407,071	81,965,638
2015	6,033,032	42,775,243	-	52,780,069	101,588,344
2016	5,181,112	128,248,112	-	33,970,988	167,400,212
2017	3,693,899	10,390,814	-	-	14,084,713
2018	3,417,765	10,378,899	145,000,000	-	158,796,664
2019	3,207,185	-	230,000,000	-	233,207,185
2020	2,925,368	23,172,485	-	-	26,097,853
2021 and beyond	1,683,094	86,447,519	-	-	88,130,613
Net Premiums on Acquired Debt	62,667	-	-	-	62,667
Total	$30,762,689	$301,413,072	$375,000,000	$164,158,128	$871,333,889

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, consistent with the hedges’ designation.

2	This presentation assumes the Company’s exercise of its option to extend the maturity date of the Company’s revolving line of credit by one year to February 26, 2018.

p. 13
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2014

Property	Lender	Loan Type	Interest Rate1	Maturity Date	Total Commitment	Balance as of March 31, 2014%		Monthly Debt Service as of Mar. 31, 2014

Rangeline Crossing	Associated Bank	Construction Variable	LIBOR + 225	10/31/14	18,425,000	$ 17,134,423		$ -
Delray Marketplace2	Bank of America/USBank	Construction Variable	LIBOR + 200	11/18/14	62,000,000	60,272,648		-
2014 Debt Maturities						77,407,071	8.9%

Indian River Square	CMBS	Fixed Rate	5.42%	6/11/15	-	12,395,172		74,849
Plaza Volente	CMBS	Fixed Rate	5.42%	6/11/15	-	26,728,836		161,405
Zionsville Walgreens	Associated Bank	Other Variable	LIBOR + 225	6/30/15	4,704,000	4,572,700		-
Four Corner Square	US Bank	Construction Variable	LIBOR + 225	7/10/15	22,800,000	18,885,990		-
Holly Springs Towne Center-Phase I	Bank of America	Construction Variable	LIBOR + 250	7/31/15	37,500,000	33,894,079		-
2015 Debt Maturities						96,476,777	11.1%

951 & 41	Key Bank	Other Variable	LIBOR + 225	1/3/16	-	5,000,000		-
Cool Creek Commons	CMBS	Fixed Rate	5.88%	4/11/16	-	16,832,512		106,534
Sunland Towne Centre	CMBS	Fixed Rate	6.01%	7/1/16	-	24,203,526		150,048
Pine Ridge Crossing	CMBS	Fixed Rate	6.34%	10/11/16	-	17,030,337		108,823
Riverchase Plaza	CMBS	Fixed Rate	6.34%	10/11/16	-	10,218,202		65,293
Traders Point	CMBS	Fixed Rate	5.86%	10/11/16	-	44,146,786		283,478
Parkside Town Commons	Huntington Bank (Admin. Agent)	Construction Variable	LIBOR + 210	11/22/16	87,225,000	33,970,988		-
Eastgate Pavilion	Associated Bank	Other Variable	LIBOR + 225	12/31/16	-	16,084,500		-
2016 Debt Maturities						167,486,851	19.2%

Geist Pavilion	CMBS	Fixed Rate	5.78%	1/1/17	-	10,824,838		65,135
2017 Debt Maturities						10,824,838	1.2%

Unsecured Credit Facility4,5	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 195	2/26/18	-	145,000,000		-
Beacon Hill Shopping Center3	Fifth Third Bank	Other Variable	LIBOR + 195	4/1/18	-	6,829,050		-
Whitehall Pike	CMBS	Fixed Rate	6.71%	7/5/18	-	6,628,554		77,436
2018 Debt Maturities						158,457,604	18.2%

Unsecured Term Loan5,6	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 180	2/21/19	-	230,000,000		-
2019 Debt Maturities						230,000,000	26.4%

Fishers Station	Old National Bank	Other Variable	LIBOR + 269	1/4/20	-	7,664,420		-
Bridgewater Marketplace	Old National Bank	Other Variable	LIBOR + 294	1/4/20	-	1,918,298		-
Thirty South	Associated Bank	Other Variable	LIBOR + 205	12/31/20	-	18,802,500		-
2020 Debt Maturities						28,385,218	3.3%

International Speedway Square	CMBS	Fixed Rate	5.77%	4/1/21	-	20,224,215		122,817
Bayport Commons7	CMBS	Fixed Rate	5.44%	9/1/21	-	12,684,684		74,045
Eddy Street Commons	CMBS	Fixed Rate	5.44%	9/1/21	-	24,644,528		143,860
Four Property Pool Loan	CMBS	Fixed Rate	5.44%	9/1/21	-	41,944,020		244,843
Centre at Panola, Phase I	CMBS	Fixed Rate	6.78%	1/1/22	-	2,735,416		36,583
2021 and Beyond Debt Maturities						102,232,863	11.7%

TOTAL NET PREMIUMS ON ACQUIRED DEBT						62,667
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET						$871,333,889	100%

____________________
1	At March 31, 2014, one-month LIBOR interest rate was 0.15%.
2
The Company owns Delray Marketplace in a joint venture through which it earns a preferred return (which is expected to deliver over 95% of cash flow to the Company), and 50% thereafter.  The loan is guaranteed by Kite Realty Group, LP.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
4	Assumes Company exercises its option to extend the maturity date by one year.
5
The Company has 63 unencumbered properties of which 54 are wholly owned and are guarantors under the unsecured credit facility and unsecured term loan, 5 are unencumbered and qualify as eligible properties under the unsecured credit facility and unsecured term loan and 3 of which are owned in joint ventures.   The major unencumbered properties include: 12th Street Plaza, Beechwood Promenade, Broadstone Station, Burnt Store Promenade, Castleton Crossing, Clay Marketplace, Cobblestone Plaza, Cool Springs Market, The Corner,  Courthouse Shadows, Cove Center, Estero Town Commons, Fox Lake Crossing, Glendale Town Center, Hunter’s Creek Promenade, King's Lake, Kingwood Commons, Lakewood Promenade, Lithia Crossing, Market Street Village, Northdale Promenade, Oleander Place, Portofino Shopping Center, Shoppes Plaza Green, Publix Woodruff, Rivers Edge, Redbank Commons, Shops at Eagle Creek, Shoppes of Eastwood,Tarpon Bay Plaza, Traders Point II, Trussville Promenade I, Trussville Promenade II, Toringdon Market, Union Station  Parking Garage, Gainesville Plaza and Waterford Lakes

6	Assumes Company exercises its option to extend the maturity date by six months.
7	The Company has a preferred return, then a 60% interest.

p. 14
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2014 (CONTINUED)

Floating Rate Debt Hedged1
Lender	Loan Type	LIBOR Hedge Rate	Maturity Date	Balance as of March 31, 2014	Monthly Debt Service as of March 31, 2014
US Bank	Variable Rate (Hedged)	0.26%	11/18/14	$56,000,000	$12,250
Associated Bank	Variable Rate (Hedged)	1.35%	12/31/16	15,100,000	16,954
KeyBank	Variable Rate (Hedged)	3.31%	1/3/17	13,869,897	38,258
Various Banks	Variable Rate (Hedged)	0.91%	2/26/18	50,000,000	37,750
JP Morgan	Variable Rate (Hedged)	1.49%	8/21/18	40,950,000	50,710
Various Banks	Variable Rate (Hedged)	1.52%	4/30/19	125,000,000	158,167
Old National	Variable Rate (Hedged)	1.33%	1/4/20	9,582,718	10,621
Associated Bank	Variable Rate (Hedged)	2.12%	1/15/20	16,200,000	28,620

Total				$326,702,615	$353,330

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, as the hedges are designated with various pieces of debt.

p. 15
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of March 31, 2014

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2014.

Tenant	Number of Stores	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Lowe’s3	6	832,630	2	128,997	4	703,633
Target	6	676,315	0	0	6	676,315
Publix	13	632,636	13	632,636	0	0
Wal-Mart	4	583,742	1	203,742	3	380,000
TJX Companies5	10	339,974	10	339,974	0	0
Dick's Sporting Goods	5	260,502	5	260,502	0	0
Bed Bath & Beyond4	9	258,668	9	258,668	0	0
Stein Mart	7	243,222	7	243,222	0	0
Beall's	4	240,996	3	204,552	1	36,444
Federated Department Stores	1	237,455	1	237,455	0	0
Total	65	4,306,140	51	2,509,748	14	1,796,392

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	The Company has entered into one ground lease with Lowe’s for a total of 163,000 square feet, which is included in Anchor Owned GLA.

4	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, which are owned by the same parent company.

5	Includes TJ Maxx, Home Goods and Marshalls, which are owned by the same parent company.

p. 16
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

TOP 25 TENANTS BY ANNUALIZED BASE RENT1

As of March 31, 2014

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2014.

Tenant	Type of Property	Number of Stores	Leased GLA/NRA2	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1	Annualized Base Rent per Sq. Ft.3	% of Total Portfolio Annualized Base Rent
Publix	Retail	13	632,636	7.0%	$5,636,343	$8.91	4.7%
TJX Companies 5	Retail	10	339,974	3.8%	2,988,897	8.79	2.5%
Bed Bath & Beyond 4	Retail	9	258,668	2.9%	2,842,608	10.99	2.3%
Dick's Sporting Goods	Retail	5	260,502	2.9%	2,508,174	9.63	2.1%
PetSmart	Retail	7	171,215	1.9%	2,354,649	13.75	1.9%
Lowe’s	Retail	2	128,997	1.4%	1,764,000	6.04	1.5%
Stein Mart	Retail	7	243,222	2.7%	1,642,208	6.75	1.4%
Marsh Supermarkets	Retail	2	124,902	1.4%	1,633,958	13.08	1.3%
Beall's	Retail	3	204,552	2.3%	1,632,407	7.98	1.3%
Office Depot/Office Max	Retail	6	143,060	1.6%	1,544,337	10.80	1.3%
Staples	Retail	5	101,762	1.1%	1,499,621	14.74	1.2%
Walgreens	Retail	3	52,332	0.6%	1,436,000	27.44	1.2%
Indiana Supreme Court	Commercial	1	78,313	0.9%	1,404,941	17.94	1.2%
Michaels	Retail	5	114,103	1.3%	1,380,070	12.09	1.1%
Burlington Coat Factory	Retail	2	182,400	2.0%	1,212,000	6.64	1.0%
HEB Grocery Company	Retail	1	105,000	1.2%	1,155,000	11.00	1.0%
Wal-Mart	Retail	1	203,742	2.3%	1,100,207	5.40	0.9%
LA Fitness	Retail	2	73,000	0.8%	1,049,000	14.37	0.9%
Whole Foods	Retail	2	66,144	0.7%	1,043,976	15.78	0.9%
Mattress Firm	Retail	9	37,523	0.4%	956,415	25.49	0.8%
Regal Cinemas	Retail	1	63,260	0.7%	930,555	14.71	0.8%
DSW	Retail	3	63,380	0.7%	922,372	14.55	0.8%
Ross Stores	Retail	3	87,574	1.0%	856,087	9.78	0.7%
City Financial Corp	Commercial	1	52,151	0.6%	855,000	16.39	0.7%
Franks Theater CineBowl & Grille	Retail	1	62,280	0.7%	850,752	13.66	0.7%
TOTAL		104	3,850,692	42.8%	$41,199,577	$10.26	34.0%

____________________
1	Annualized base rent represents the monthly contractual rent for March 2014 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

4	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, which are owned by the same parent company.

5	Includes TJ Maxx, Marshalls and HomeGoods

p. 17
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of March 31, 2014

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2014.

	Number of Expiring Leases1	Expiring GLA/NRA2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2014	100	435,336	5.0%	$5,971,686	5.1%	$13.72	$340,475
2015	138	1,086,998	12.4%	13,619,557	11.5%	12.53	219,650
2016	145	1,121,723	12.8%	12,847,647	10.9%	11.45	0
2017	134	891,661	10.2%	12,910,557	10.9%	14.48	377,556
2018	140	899,647	10.3%	12,419,880	10.5%	13.81	0
2019	88	533,870	6.1%	7,941,061	6.7%	14.87	33,000
2020	58	899,647	10.3%	9,673,461	8.2%	10.75	156,852
2021	46	585,900	6.7%	7,257,459	6.2%	12.39	0
2022	48	481,140	5.5%	7,285,262	6.2%	15.14	0
2023	80	625,359	7.2%	10,147,909	8.6%	16.23	260,000
Beyond	79	1,184,003	13.5%	18,017,299	15.3%	15.22	2,369,298
	1,056	8,745,284	100.0%	$118,091,776	100.0%	$13.50	$3,756,831

____________________
1	Lease expiration table reflects rents in place as of March 31, 2014 and does not include option periods; 2014 expirations include 29 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for March 2014 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 18
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of March 31, 2014

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2014.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2014	9	244,348	2.8%	$2,024,271	1.7%	$8.28	$0
2015	24	760,066	8.7%	6,941,796	5.9%	9.13	0
2016	21	769,449	8.8%	5,948,636	5.0%	7.73	0
2017	19	552,008	6.3%	5,930,071	4.9%	10.74	0
2018	14	575,076	6.6%	5,002,685	4.2%	8.70	0
2019	13	344,388	3.9%	3,531,366	3.0%	10.25	0
2020	15	770,565	8.8%	6,812,527	5.8%	8.84	0
2021	16	485,360	5.6%	4,888,279	4.1%	10.07	0
2022	13	324,001	3.7%	4,050,631	3.4%	12.50	0
2023	15	369,127	4.2%	4,282,982	3.6%	11.60	0
Beyond	25	907,970	10.4%	12,290,780	10.3%	13.54	990,000
	184	6,102,358	69.8%	$61,704,025	52.3%	$10.11	$990,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more and include 3 month-to-month tenants.

2	Lease expiration table reflects rents in place as of March 31, 2014 and does not include option periods; 2014 expirations include 0 month-to-month tenants. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for March 2014 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 19
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

LEASE EXPIRATIONS – RETAIL SHOPS

As of March 31, 2014

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of March 31, 2014.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2014	91	190,988	2.2%	$3,947,415	3.4%	$20.67	$340,475
2015	112	288,348	3.3%	5,948,305	5.0%	20.63	219,650
2016	124	352,274	4.0%	6,899,011	5.8%	19.58	0
2017	113	256,543	2.9%	5,484,633	4.6%	21.38	377,556
2018	124	306,734	3.5%	7,033,623	6.0%	22.93	0
2019	74	184,229	2.1%	4,308,575	3.7%	23.39	33,000
2020	42	119,013	1.4%	2,677,166	2.3%	22.49	156,852
2021	29	94,378	1.1%	2,227,448	1.9%	23.60	0
2022	32	106,093	1.2%	2,361,012	2.0%	22.25	0
2023	63	223,244	2.6%	5,196,738	4.4%	23.28	260,000
Beyond	50	169,109	1.9%	4,310,095	3.8%	25.49	1,379,298
	854	2,290,953	26.2%	$50,394,020	42.7%	$22.00	$2,766,831

____________________
1	Lease expiration table reflects rents in place as of March 31, 2014, and does not include option periods; 2014 expirations include 26 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for March 2014 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 20
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of March 31, 2014

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2014	0	0	0.0%	$0	0.0%	$0.00
2015	2	38,584	0.4%	729,456	0.6%	18.91
2016	0	0	0.0%	0	0.0%	0.00
2017	2	83,110	1.0%	1,495,853	1.3%	18.00
2018	2	17,837	0.2%	383,572	0.3%	21.50
2019	1	5,253	0.1%	101,120	0.1%	19.25
2020	1	10,069	0.1%	183,768	0.2%	18.25
2021	1	6,162	0.1%	141,732	0.1%	23.00
2022	3	51,046	0.6%	873,619	0.7%	17.11
2023	2	32,988	0.4%	668,189	0.6%	20.26
Beyond	4	106,924	1.2%	1,416,423	1.2%	13.25
	18	351,973	4.0%	$5,993,732	5.1%	$17.03

____________________
1	Lease expiration table reflects rents in place as of March 31, 2014 and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for March 31, 2014 for each applicable property multiplied by 12. Excludes tenant reimbursements.

p. 21
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Company Owned GLA – Operating Retail1	8,483,449	8,358,846	6,065,122	6,289,945	5,892,639
Total GLA – Operating Retail1	11,295,013	11,463,830	8,483,361	8,930,133	8,471,935
Projected Owned GLA of Development and Redevelopment Projects Under Construction	914,636	879,754	1,199,235	1,111,082	916,880
Projected Total GLA of Development and Redevelopment Projects Under Construction2	1,138,031	1,073,890	1,570,540	1,482,387	1,247,586
Number of Operating Retail Properties	64	66	55	57	55
Number of Retail Development Properties Under Construction	2	2	3	4	3
Number of Retail Redevelopment Properties	4	4	5	4	4
Percentage Leased – Operating Retail	95.3%	95.3%	95.9%	95.4%	94.5%
Annualized Base Rent & Ground Lease Revenue – Operating Retail Properties3 (excludes redevelopment)	$112,631,533	$108,829,221	$80,106,832	$82,155,103	$75,320,004

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12. Excludes tenant reimbursements.

p. 22
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

SUMMARY COMMERCIAL PROPERTY STATISTICS

Retail Portfolio	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Company Owned Net Rentable Area (NRA)1	369,556	386,852	379,974	379,974	379,974
Number of Operating Commercial Properties,4	2	2	2	2	2
Percentage Leased – Operating Commercial Properties	95.2%	95.2%	94.2%	95.2%	94.0%
Annualized Base Rent – Commercial Properties2,3	$5,993,732	$5,941,788	$5,936,163	$6,068,454	$5,981,719

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes approximately 850 parking spaces. It is managed by a third party.

2	Annualized Base Rent does not include tenant reimbursements or income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $723,216 from KRG and subsidiaries as of March 31, 2014.

4	Includes the office space at Eddy Street Commons.

p. 23
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

DEVELOPMENT PROJECTS

Under Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Percent of Owned GLA Occupied4	Percent of Owned GLA Pre-Leased/ Committed5	Total Estimated Project Cost7	Cost Incurred as of Mar. 31, 20146	Major Tenants and Non-owned Anchors
Holly Springs Towne Center, NC - Phase II	100%	Raleigh	Q3 2015	127,743	159,743	0.0%	80.9%	44,300	$17,248	Target (non-owned), Frank Theatres, Bed Bath & Beyond, DSW, Jr. Box
Parkside Town Commons, NC – Phase I8	100%	Raleigh	Q2 2014	104,978	245,573	9.7%	87.4%	39,000	35,375	Target (non-owned), Harris Teeter (ground lease), Jr. Box, Petco
– Phase II	100%	Raleigh	Q4 2014	275,432	324,260	0.0%	63.9%	70,000	32,468	Frank Theatres, Golf Galaxy, Field & Stream
Total				508,153	729,576	2.0%	73.0%	$153,300	$85,091
Cost incurred as of March 31, 2014 included in Construction In Progress on balance sheet									$84,699

____________________
1
Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.

5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 15,887 square feet for which the Company has signed non-binding letters of intent.

6	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

7	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

8	The owned GLA for Parkside Town Commons Phase I includes a 53,000 square foot ground lease with Harris Teeter Supermarket.

p. 24
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

REDEVELOPMENT PROJECTS

Under Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Percent of Owned GLA Occupied4	Percent of Owned GLA Pre-Leased/ Committed5	Total Estimated Project Cost7	Cost Incurred as of Mar. 31, 20146	Major Tenants and Non-owned Anchors
Bolton Plaza, FL	100%	Jacksonville	Q1 2014	155,637	155,637	82.8%	85.4%	10,300	$6,692	Academy Sports & Outdoors, LA Fitness/Shops
Gainesville Plaza, FL	100%	Gainesville	Q2 2015	162,693	164,665	27.5%	86.6%	14,300	338	Burlington Coat Factory, Ross
King’s Lake Square, FL	100%	Naples	Q2 2014	88,153	88,153	36.7%	92.4%	6,900	6,758	Publix
Total				406,483	408,455	50.6%	87.4%	$31,500	$13,788
Cost incurred as of March 31, 2014 included in Construction In Progress on balance sheet									$7,712

Pending Commencement of Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Total Estimated Project Cost7	Cost Incurred as of Mar. 31, 20146	Major Tenants and Non-owned Anchors
Courthouse Shadows, FL	100%	Naples	TBD	134,867	134,867	TBD	$486	Publix, Office Max
Total				134,867	134,867	-	$486
Cost incurred as of March 31, 2014 included in Construction In Progress on balance sheet							$486

See prior page for footnotes

Summary of Construction In Progress on Consolidated Balance Sheet ($ in thousands):
Cost incurred for development projects under construction	$84,699
Cost incurred for redevelopment projects under construction	7,712
Cost incurred for redevelopment projects pending construction	486
Remaining CIP from assets transferred to operating portfolio	8,840
Holly Springs Towne Center – Phase III	4,362
Miscellaneous tenant improvements and small projects	11,480
Construction In Progress on Consolidated Balance Sheet	$117,579

p. 25
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

PROPERTY DISPOSITIONS

DISPOSITIONS

Property Name	Property Type	State	MSA	Date Sold	Sales Price
50th & 12th	Single Tenant (Walgreens)	WA	Seattle	1/7/14	$8,640,000
Red Bank Commons	Unanchored strip center	IN	Evansville	3/7/14	5,300,000
Ridge Plaza	A & P Grocery-anchored center	NJ	Oak Ridge	3/31/14	21,250,000
Total					$35,190,000

p. 26
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of March 31, 2014

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	23	2,579,244	29.1%	271	$$35,152,991	30.6%	$14.05
• Retail	21	2,209,688	25.0%	253	$29,159,259	25.4%	13.57
• Commercial	2	369,556	4.2%	18	$5,993,732	5.2%	17.03
Florida	19	2,347,815	26.5%	348	$30,926,674	26.9%	14.23
Texas	7	1,566,401	17.7%	157	$20,840,742	18.1%	13.60
Alabama	2	512,649	5.8%	47	$4,759,730	4.1%	9.70
Georgia	3	485,924	5.5%	61	$5,425,412	4.7%	11.60
North Carolina	3	315,964	3.6%	53	$4,842,977	4.2%	16.31
South Carolina	2	262,862	3.0%	20	$2,904,029	2.5%	11.63
Ohio	1	236,230	2.7%	7	$2,062,668	1.8%	8.73
Tennessee	1	223,912	2.5%	19	$3,028,020	2.6%	14.81
Illinois	2	182,835	2.1%	19	$2,281,862	2.0%	13.32
Washington	1	107,998	1.2%	25	$2,140,295	1.9%	25.86
Oregon	2	31,171	0.4%	13	$503,032	0.4%	21.74
Total	66	8,853,005	100.0%	1,040	$$114,868,432	100.0%	$13.63

____________________
1
This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of March 31, 2014 and excludes four retail properties under redevelopment.

2
Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company.  It does not include 29 parcels or outlots owned by the Company and ground leased to tenants, which contain 18 non-owned structures totaling approximately 357,104 square feet.  It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $3,876,831 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

p. 27
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of March 31, 2014

		Year	Owned GLA2			Leased
Property1	MSA	Built/ Renovated	Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft	Major Tenants	Non-owned Tenants
Alabama
Clay Marketplace	Birmingham	1966/2003	66,165	44,840	21,325	94.7%	100.0%	83.5%	$12.55	Publix
Trussville Promenade	Birmingham	1999	446,484	354,010	92,474	95.8%	100.0%	79.8%	9.29	Wal-Mart, Regal Cinemas, Marshalls, Big Lots, PetSmart, Dollar Tree	Kohl's, Sam's Club

Florida
12th Street Plaza	Vero Beach	1978/2003	138,268	121,376	16,892	96.6%	100.0%	72.5%	9.56	Publix, Stein Mart, Tuesday Morning, Sunshine Furniture, Planet Fitness
Bayport Commons4	Oldsmar	2008	97,193	71,540	25,653	92.9%	100.0%	73.0%	15.80	Gander Mountain, PetSmart, Michaels	Target
Burnt Store Promenade	Punta Gorda	1989	94,223	42,112	52,111	74.9%	100.0%	54.6%	8.95	Publix	Home Depot
Cobblestone Plaza	Ft. Lauderdale	2011	133,213	68,169	65,044	99.2%	100.0%	98.3%	25.66	Whole Foods, Party City, All Pets Emporium
Cove Center	Stuart	1984/2008	155,063	130,915	24,148	96.2%	100.0%	75.5%	9.45	Publix, Beall's
Delray Marketplace	Delray	2013	260,153	107,880	152,273	86.9%	100.0%	77.6%	22.75	Franks Theater, Publix, Jos. A. Bank, Chicos, Charming Charlie, Ann Taylor
Estero Town Commons	Naples	2006	25,631	-	25,631	46.8%	0.0%	46.8%	18.48	Lowe’s
Hunter's Creek Promenade	Orlando	1994	119,729	55,999	63,730	96.2%	100.0%	92.9%	12.48	Publix
Indian River Square	Vero Beach	1997/2004	142,706	109,000	33,706	95.9%	100.0%	82.8%	10.85	Beall's, Office Depot	Target, Lowe’s
International Speedway Square	Daytona	1999	233,403	203,405	29,998	98.4%	100.0%	87.9%	10.87	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Total Wine & More
Lakewood Promenade	Jacksonville	1948/1998	196,820	77,840	118,980	84.5%	100.0%	74.4%	10.98	SteinMart, Winn Dixie
Lithia Crossing	Tampa	2003	91,043	54,091	36,952	86.0%	100.0%	65.5%	13.47	Stein Mart, Fresh Market
Northdale Promenade	Tampa	1985/2002	175,925	118,269	57,656	94.9%	100.0%	84.4%	11.45	TJ Maxx, Bealls, Crunch Fitness	Sweetbay
Pine Ridge Crossing	Naples	1993	105,867	66,351	39,516	96.4%	100.0%	90.4%	16.26	Publix	Target, Beall's
Riverchase Plaza	Naples	1991/2001	78,291	48,890	29,401	98.5%	100.0%	95.9%	15.13	Publix
Shops at Eastwood	Orlando	1997	69,037	51,512	17,525	98.1%	100.0%	92.6%	12.66	Publix
Shops at Eagle Creek	Naples	1983	70,755	50,187	20,568	89.7%	100.0%	64.5%	14.79	Staples, Fresh Market	Lowe’s
Tarpon Springs Plaza	Naples	2007	82,547	60,151	22,396	96.6%	100.0%	87.5%	21.78	Cost Plus, AC Moore, Staples	Target
Waterford Lakes Village	Orlando	1997	77,948	51,703	26,245	91.1%	100.0%	73.6%	12.02	Winn-Dixie

Georgia
Beechwood Promenade	Athens	1961	342,217	247,011	95,206	95.4%	100.0%	83.6%	11.39	TJ Maxx, Georgia Theatre, CVS, BodyPlex, SteinMart, Tuesday Morning, Fresh Market, Jos A. Bank, Ann Taylor, Talbots
Publix at Acworth	Atlanta	1996	69,628	37,888	31,740	96.6%	100.0%	92.4%	11.91	Publix
The Centre at Panola	Atlanta	2001	74,079	51,674	22,405	100.0%	100.0%	100.0%	12.23	Publix

Illinois
Fox Lake Crossing	Chicago	2002	99,072	65,977	33,095	90.0%	100.0%	69.9%	13.43	Dominick's Finer Foods, Dollar Tree
Naperville Marketplace	Chicago	2008	83,763	61,683	22,080	98.1%	100.0%	92.8%	13.21	TJ Maxx, PetSmart	TJ Maxx, PetSmart, Caputo’s

Indiana
54th & College5	Indianapolis	2008	-	-	-	-	-	-	-	The Fresh Market (Ground Lease)
Beacon Hill4	Crown Point	2006	57,191	11,043	46,148	84.0%	100.0%	80.1%	14.94		Strack & VanTill, Walgreens
Boulevard Crossing	Kokomo	2004	124,631	74,440	50,191	96.7%	100.0%	91.8%	14.15	Petco, TJ Maxx, Ulta Salon	Petco, TJ Maxx, Ulta Salon, Kohl's
Bridgewater Marketplace	Indianapolis	2008	25,975	-	25,975	68.2%	-	68.2%	17.65		Walgreens
Castleton Crossing	Indianapolis	1975	277,812	247,710	30,102	100.0%	100.0%	100.0%	10.75	K&G Menswear, Value City, TJ Maxx, Shoe Carnival, Dollar Tree, Burlington Coat Factory
Cool Creek Commons	Indianapolis	2005	124,646	63,600	61,046	96.4%	100.0%	92.6%	16.55	The Fresh Market, Stein Mart, Bang Fitness
Depauw University Bookstore and Café	Greencastle	2012	11,974	-	11,974	100.0%	-	100.0%	8.36	Folletts, Starbucks

See footnotes on Page 30

p. 28
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

OPERATING RETAIL PORTFOLIO SUMMARY REPORT
 (CONTINUED)

		Year	Owned GLA2			Leased
Property1	MSA	Built/ Renovated	Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft	Major Tenants	Non-owned Tenants
Eddy Street Commons	South Bend	2009	88,093	20,154	67,939	95.5%	100.0%	94.1%	$22.45	Hammes Bookstore, Urban Outfitters
Fishers Station3	Indianapolis	1989	116,943	72,212	44,731	96.6%	100.0%	91.2%	11.66	Marsh Supermarkets, Goodwill, Dollar Tree
Geist Pavilion	Indianapolis	2006	64,102	29,700	34,402	95.9%	100.0%	92.3%	16.00	Goodwill, Ace Hardware
Glendale Town Commons	Indianapolis	1958/2008	393,002	329,546	63,456	99.1%	100.0%	94.5%	6.92	Macy’s, Landmark Theaters, Staples, Indianapolis Library, Walgreens	Lowe’s, Target
Greyhound Commons5	Indianapolis	2005	-	-	-	-	-	-	-		Lowe’s
Hamilton Crossing Centre	Indianapolis	1999	82,353	30,722	51,631	98.3%	100.0%	97.3%	18.75	Office Depot
Rangeline Crossing	Indianapolis	1986/2013	97,511	47,962	49,549	93.5%	100.0%	87.2%	21.49	Earth Fare, Walgreens
Rivers Edge	Indianapolis	2011	149,209	117,890	31,319	100.0%	100.0%	100.0%	19.14	Buy Buy Baby, Nordstrom Rack, The Container Store, Arhaus Furniture
Stoney Creek Commons	Indianapolis	2000	84,330	84,330	-	100.0%	100.0%	0.0%	11.84	HH Gregg, Office Depot, LA Fitness	Lowe’s
The Corner	Indianapolis	1984/2003	42,494	12,200	30,294	93.8%	100.0%	91.3%	15.95	Hancock Fabrics
Traders Point	Indianapolis	2005	279,684	238,721	40,963	99.2%	100.0%	94.3%	14.68	Dick's Sporting Goods, AMC Theatre, Marsh Supermarkets, Bed, Bath & Beyond, Michaels, Old Navy, PetSmart
Traders Point II	Indianapolis	2005	46,191	-	46,191	83.6%	0.0%	83.6%	25.52
Whitehall Pike	Bloomington	1999	128,997	128,997	-	100.0%	100.0%	0.0%	7.86	Lowe’s Center
Zionsville Walgreens	Indianapolis	2012	14,550	14,550	-	100.0%	100.0%	0.0%	29.28	Walgreens

North Carolina
Holly Springs Towne Center	Holly Springs	2013	207,589	109,233	98,356	90.8%	100.0%	80.6%	15.68	Dick's Sporting Goods, Marshalls, Petco, Ulta Salon	Target
Oleander Place	Wilmington	2012	47,911	30,144	17,767	95.0%	100.0%	86.6%	16.02	Whole Foods
Toringdon Market	Charlotte	2004	60,464	26,072	34,392	100.0%	100.0%	100.0%	19.14	Earth Fare

Ohio
Eastgate Pavilion	Cincinnati	1995	236,230	231,730	4,500	100.0%	100.0%	100.0%	8.73	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW

Oregon
Cornelius Gateway4	Portland	2006	21,326	-	21,326	62.3%	0.0%	62.3%	16.65	Fedex/Kinkos
Shops at Otty	Portland	2004	9,845	-	9,845	100.0%	0.0%	100.0%	28.62		Wal-Mart

South Carolina
Plaza Green	Greenville	2000	194,807	172,136	22,671	94.7%	94.1%	100.0%	12.14	Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Publix at Woodruff	Greenville	1997	68,055	47,955	20,100	95.6%	100.0%	85.1%	10.19	Publix

Tennessee
Cool Springs Market	Nashville	1995	223,912	165,712	58,200	91.3%	94.0%	83.7%	14.81	Jo-Ann Fabric, Dicks Sporting Goods, Staples, Marshalls	Kroger

Texas
Burlington Coat Factory	San Antonio	1992/2000	107,400	107,400	-	100.0%	100.0%	0.0%	5.00	Burlington Coat Factory
Kingwood Commons	Houston	1999	164,356	74,826	89,530	98.1%	100.0%	96.4%	18.38	Randall's Food and Drug, Petco, Chico's, Talbots, Ann Taylor, Jos. A. Bank
Market Street Village	Hurst	1970/2004	156,625	136,746	19,879	100.0%	100.0%	100.0%	11.51	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby
Plaza at Cedar Hill	Dallas	2000	303,458	244,065	59,393	98.2%	100.0%	90.7%	12.28	Hobby Lobby, Office Max, Ross, Marshalls, Sprouts Farmers Market, Toys “R” Us/Babies “R” Us, DSW
See footnotes on Page 30

p. 29
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2014

		Year	Owned GLA2			Leased
Property1	MSA	Built/ Renovated	Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft	Major Tenants	Non-owned Tenants
Plaza Volente	Austin	2004	156,333	105,000	51,333	99.1%	100.0%	97.3%	$15.84	H-E-B Grocery
Portofino Shopping Center	Houston	1999	371,792	211,858	159,934	94.6%	100.0%	87.4%	17.02	DSW, Michaels, Sports Authority, Lifeway Christian Store, SteinMart, Petsmart, Conn's Appliances, Old Navy
Sunland Towne Centre	El Paso	1996	306,437	265,037	41,400	98.9%	100.0%	91.7%	11.36	PetSmart, Ross, Kmart, Bed Bath & Beyond, Specs Fine Wines, Sprouts Farmers Market

Washington
Four Corner Square	Maple Valley	1985	107,998	68,046	39,952	92.4%	100.0%	79.5%	21.44	Walgreens, Grocery Outlet, The Hardware Store
Total			8,483,449	5,872,210	2,611,239	95.3%	99.7%	85.6%	$13.46

____________________

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of March 31, 2014, except for Greyhound Commons and 54th & College (see Note 5).

3
This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $106,000. All remaining cash flow is distributed to the Company.

4	The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); and Bayport Commons (60%).

5
Property consists of ground leases only and, therefore, no Owned GLA. As of March 31, 2014, the following were leased: 54th & College – a single ground lease property; Greyhound Commons – two of four outlots leased.

p. 30
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

OPERATING COMMERCIAL PROPERTIES

As of March 31, 2014

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
Thirty South2	Indianapolis	1905/2002	Redeveloped	305,224	93.9%	$4,865,152	81.2%	$18.00	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Eddy Street Office (part of Eddy Street Commons) 4	South Bend	2009	Developed	81,628	100.0%	1,128,580	18.8%	13.83	University of Notre Dame Offices
Total				386,852	95.2%	$5,993,732	100.0%	$17.03

____________________
1	Annualized Base Rent represents the monthly contractual rent for March 2014 for each applicable property, multiplied by 12. Excludes tenant reimbursements.

2	Annualized Base Rent includes $723,216 from the Company and subsidiaries as of March 31, 2014.

3	The garage is managed by a third party.

4	The Company also owns Eddy Street Commons in South Bend, Indiana along with a parking garage that serves a hotel and the office and retail components of the property.

p. 31
Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/14

EARNINGS GUIDANCE UPDATE FOR FULL YEAR 2014

As of March 31, 2014

Full-Year 2014
FFO per common share - diluted	$.48 – $.52
Same Property NOI (updated)	3.5% – 4.0%
Percent leased at year-end	95% – 96%
Asset Dispositions	$40 - $50 million

Note:  Earnings guidance assumptions exclude the effects of the pending merger with Inland Diversified and merger-related costs.